OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

Supplement dated July 15, 2009

to the Prospectus, dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I (the “Trust”).  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Old Mutual Clay Finlay China Fund

At a meeting of the Board of Trustees of the Trust on July 14, 2009, the Board of Trustees terminated the investment sub-advisory agreement with Clay Finlay LLC (“Clay Finlay”) related to the Old Mutual Clay Finlay China Fund (the “Fund”), effective at the close of business on July 17, 2009, and appointed Clough Capital Partners, LP (“Clough”) as the new sub-adviser to the Fund, pursuant to an Interim Investment Sub-Advisory Agreement.  A special meeting of the shareholders of the Fund will be held on December 7, 2009, at which the shareholders of record of the Fund as of August 27, 2009 will be requested to vote on the approval of an Agreement and Plan of Reorganization (the “Reorganization”) whereby the Fund will be merged into the Clough China Fund.  The Board of Trustees also determined to change the name of the Fund to the Old Mutual China Fund.

Effective July 14, 2009, all references in the Prospectus to Old Mutual Clay Finlay China Fund are hereby replaced with Old Mutual China Fund.  All references in the Prospectus to Clay Finlay as the sub-adviser to the Fund are hereby replaced with Clough, effective as of the close of the business on July 17, 2009.

The section of the Prospectus entitled “Management – The Sub-Advisers” is amended, effective as of the close of business on July 17, 2009, by adding the following:

Clough Capital Partners, LP (“Clough”), a Delaware limited partnership, located at One Post Office Square, 40th Floor, Boston, MA 02109, is the interim sub-adviser to the Old Mutual China Fund.  Clough has provided investment management services since 2000.  As of June 30, 2009, Clough had approximately $2.6 billion in assets under management.

The section of the Prospectus entitled “Management – Portfolio Managers” is amended, effective as of the close of business on July 17, 2009, by adding the following:

	Name (Role on Team)	Business Experience
Clough Capital Partners, LP	Eric A. Brock, Portfolio Manager	Partner and Portfolio Manager, Clough.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-523 07/2009

OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund
Old Mutual International Bond Fund

Supplement dated July 15, 2009

to the Statement of Additional Information dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I.  You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Old Mutual Clay Finlay China Fund

Effective July 14, 2009, all references in the SAI to Old Mutual Clay Finlay China Fund are hereby replaced with Old Mutual China Fund (the “Fund”).  All references in the SAI to Clay Finlay LLC as the sub-adviser to the Fund are hereby removed, effective as of the close of business on July 17, 2009.

The section of the SAI entitled “The Sub-Advisers” is amended, effective as of the close of business on July 17, 2009, by adding the following:

Clough Capital Partners, LP (“Clough”)

The Trust and the Adviser have entered into an interim investment sub-advisory agreement with Clough related to the Old Mutual China Fund (the “Fund”).  For the services provided and expenses incurred pursuant to the agreement, Clough is entitled to receive from the Adviser a sub-advisory fee computed and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

Compensation.  Portfolio manager compensation consists of a fixed salary, an employee benefits package, and a bonus.  The salary is designed to be competitive with asset managers of similar size and investment focus.  The portfolio manager’s bonus, which can be a significant portion of overall compensation, is determined annually by Clough’s partners and is based partially on individual performance and partially on firm profitability.

Fund Shares Owned by the Portfolio Manager.  As of June 30, 2009, Clough’s portfolio manager did not own any shares of the Fund.
Other Accounts.  As of June 30, 2009, Clough’s portfolio manager was responsible for the day-to-day management of certain other accounts, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Eric A. Brock	3 (0)	$1,930 ($0)	4 (4)	$458 ($458)	2 (1)	$175 ($165)

Conflicts of Interest. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of another account and to the disadvantage of the Fund.

Effective as of the close of business on July 17, 2009, Exhibit B to the SAI is hereby amended by adding the following:

Clough Capital Partners, LP
Proxy Voting Policy

Effective Date:	June 15, 2004
Approver:	Compliance Committee
Applicability:	All Employees
Last Revised:	August 22, 2007

Policy Statement

Clough Capital will vote proxies on behalf of client accounts in a manner that ensures that the best interests of the client are taken into consideration, and in a manner that seeks to avoid conflicts of interest. Clough Capital will provide a description of its proxy voting policies and procedures to clients upon request.

I.           Overview

Proxy voting by an Adviser for client accounts is governed by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The rule requires an Adviser that votes proxies on behalf of client accounts to adopt written policies and procedures to ensure that proxies are voted in the best interests of clients, to describe to clients how proxies will be voted on their behalf, and to disclose to clients how they can obtain information on how proxies were voted. For registered investment companies, the Investment Company Act of 1940, as amended (the “ICA”) Rule 30b1-4 requires an annual filing of the complete proxy voting record for the fund, as well as disclosure in annual reports about proxy voting policies and procedures and how an investor can receive a copy of those policies and procedures.

II.           General Rules

If an Adviser has been given authority to vote proxies on client securities, either explicitly in the investment management agreement, as is the case with Clough Capital’s separately managed accounts, or implicitly by an overall delegation of investment discretion, then the Adviser must adopt policies and procedures to ensure that those votes are done in best interests of clients. An Adviser is a fiduciary that owes each client duties of care and loyalty with respect to all services undertaken on behalf of the client, including proxy voting. The duty of care requires an Adviser to monitor corporate events and to vote proxies conscientiously; the duty of loyalty requires an Adviser to cast proxy votes in a manner consistent with the best interest of the client. Voting of proxies on behalf of clients raises the potential for conflicts of interest, and these potential conflicts are what the written policies and procedures must address.

III.           Specific Procedures

Rule 206(4)-6 of the Advisers Act requires any Adviser that has been given discretion by a client to exercise voting authority with respect to securities in their accounts to do the following:
•	Adopt and implement written policies and procedures that are reasonably designed to ensure that proxies on client securities are voted in the best interests of clients
•	These procedures must include how to address material conflicts that may arise between the interests of the Adviser and those of the client
•	Disclose to clients how they can obtain information about how the Adviser voted with respect to their securities
•	Describe to the client the Adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the client

Proxy voting procedures

The procedures adopted by an Adviser for voting of proxies do not have to address every possible proxy proposal, but should address general topics such as what factors will be taken into consideration when voting, what the firm’s position will be for routine matters such as changes in corporate governance, adoption or amendments to compensation plans, and matters involving social issues or corporate responsibility. Clough Capital has established procedures that outline the basic firm position on the most common proxy issues, with general guidance for other issues that may arise based on categories of topics, e.g. corporate governance issues, or social and political issues. A Proxy Voting Administrator will oversee the proxy voting process for Clough Capital client accounts. See the Proxy Voting Procedures and Proxy Voting Guidelines.

Resolving conflicts of interest

In exercising its voting discretion Clough Capital will seek to avoid any direct or indirect conflicts of interest presented by the voting decision. If any substantive matter or foreseeable result of the matter to be voted on presents a conflict or potential conflict of interest involving Clough Capital or an affiliate, or any issuer of a security for which Clough Capital or an affiliate acts as a sponsor, advisor, or manager, or any person with whom Clough Capital or an affiliate has a material contract or business relationship (all considered “Interested Parties”), Clough Capital will make a written disclosure of the conflict to the client indicating how Clough Capital proposes to vote on the matter and the reasons for doing so. If Clough Capital does not receive timely written instructions as to voting or not voting on the matter from the client, Clough Capital may take any of the following actions which it deems to be in the best interests of the client:
•	Engage an independent third party to determine whether and how the proxy should be voted and vote that way, or refrain from voting on the matter as determined by the third party;
•	Vote on the matter as proposed to the client if the vote is against the interests of Clough Capital or any Interested Party; or
•	Refrain from voting on the matter

Disclosing how to obtain information

Clough Capital is required under the Advisers Act to disclose to clients its proxy voting policies and procedures, to offer to send a copy of those policies and procedures to clients upon request, and to also offer to make available to clients information as to how Clough Capital has voted on each proxy. Clough Capital will make this disclosure in its Form ADV Part II, which is provided to clients when a new investment management relationship is established and which is offered annually to all existing clients. In addition, registered investment companies managed by Clough Capital are required by the ICA to publicly disclose how proxies were voted, as well as disclose in annual and semi-annual reports how shareholders can obtain information about proxy voting. Public disclosure of proxy votes for mutual funds is accomplished through the filing of Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Companies. Form N-PX is required to be filed by August 31st of each year for proxies voted for the past year through June 30th. This filing is done by ALPS Fund Services, with information supplied by Clough Capital. This voting record must also be available to shareholders free of charge, either by calling the fund directly on a toll-free number, or electronically via a fund website. Finally, the mutual fund registration statement (SAI for open-end funds; N-CSR for closed-end funds) must either contain a summary of the proxy voting policies and procedures, or the actual policies and procedures themselves.

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Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-524 07/2009